BROKER/DEALER LIST

14.A)    Broker/Dealer Name (if any): American Funds Distributors, Inc.
   B)    File Number: 8-17168

14.A)    Broker/Dealer Name (if any): Arab Malaysia Securities (Malaysia)
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): Archipelago Securities, LLC, Archipelago Europe Ltd, Archipelago Canada, Inc.
   B)    File Number: 8-052140

14.A)    Broker/Dealer Name (if any): Bonddesk Trading, LLC
   B)    File Number: 8-052278

14.A)    Broker/Dealer Name (if any): Brass Utility, LLC
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Brokertec
   B)    File Number: 8-051803

14.A)    Broker/Dealer Name (if any): Buck Investment Services
   B)    File Number:

14.A) Broker/Dealer Name (if any): China International Capital Corporation (Hong Kong) Ltd (CICC)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Citistreet Advisors, LLC
   B)    File Number: 008-14495

14.A)    Broker/Dealer Name (if any): Citistreet Equities, LLC
   B)    File Number: 008-21009

14.A)    Broker/Dealer Name (if any): Correspondent Services Corporation (CSC)
   B)    File Number: 8-042167

14.A)    Broker/Dealer Name (if any): Deutsche Bank Securities, Inc.
   B)    File Number: 008-17822

14.A)    Broker/Dealer Name (if any): Dresdner Kleinwort Wasserstein Securities
         LLC
   B)    File Number: 8-49647

14.A)    Broker/Dealer Name (if any): Dresdner Kleinwort Wasserstein, Inc.
   B)    File Number: 8-39334

14.A)    Broker/Dealer Name (if any): Dresdner Lateinamerika Financial Advisors
         LLC
   B)    File Number: 801-58067

14.A)    Broker/Dealer Name (if any): Dreyfus Brok Svcs
   B)    File Number:

14.A)    Broker/Dealer Name (if any): Dreyfus Fincl Svs
   B)    File Number:

14.A)    Broker/Dealer Name (if any): Dreyfus Invst Svs
   B)    File Number:

14.A)    Broker/Dealer Name (if any): Dreyfus Service Corporation
   B)    File Number: 8-013801

14.A)    Broker/Dealer Name (if any): DST Securities, Inc.
   B)    File Number: 8-24385

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

14.A)    Broker/Dealer Name (if any): Epoch Securities, Inc.
   B)    File Number: 8-52373

14.A)    Broker/Dealer Name (if any): EquilLend Holdings, LLC
   B)    File Number: 8-053738

14.A)    Broker/Dealer Name (if any): Essex National Securities, Inc.
   B)    File Number: 8-41750

14.A)    Broker/Dealer Name (if any): Fidelity Capital Markets (FCM)
   B)    File Number:

14.A)    Broker/Dealer Name (if any): Fidelity Distributors Corporation (FDC)
   B)    File Number: 8-8775

14.A)    Broker/Dealer Name (if any): Fidelity Global Brokerage Group, Inc.
         (FGBG)
   B)    File Number:

14.A) Broker/Dealer Name (if any): Fidelity Investments Institutional Services Corporation, Inc. (FIISC)
   B)    File Number: 8-35097

14.A)    Broker/Dealer Name (if any): First Options of Chicago, Inc.
   B)    File Number: 8-023787

14.A)    Broker/Dealer Name (if any): Founders Asset Management
   B)    File Number:

14.A)    Broker/Dealer Name (if any): FutureShare Financial LLC
   B)    File Number: 8-051710

14.A)    Broker/Dealer Name (if any): Goldman Sachs (Asia) Securities Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs (Asia), LLC
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs (Japan) Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs (Singapore) PTE
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Australia Pty Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Canada Inc.
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Equity Securities (U.K.)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Financial Markets, L.P.
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any):Goldman Sachs Futures (Asia)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Futures (Asia) Ltd
   B)    File Number: n/a

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

14.A)    Broker/Dealer Name (if any): Goldman Sachs Futures Pte Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs International
   B)    File Number: 028-05109

14.A)    Broker/Dealer Name (if any): Goldman Sachs Mexico Casa de Bolsa SA de
         CV
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Goldman Sachs Online, LLC
   B)    File Number: 8-051707

14.A)    Broker/Dealer Name (if any): Goldman, Sachs & Co.
   B)    File Number: 8-000129

14.A)    Broker/Dealer Name (if any): GS Societa de Intemediazione Mobilare SPA
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): HC Securities (Egypt)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Hull Trading GMBH
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Hull Trading UK Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Janus Distributors, LLC
   B)    File Number: 8-43810

14.A)    Broker/Dealer Name (if any): JBWere
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): JM Morgan Stanley Fixed Income Securities Private Ltd (India)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): JM Morgan Stanley Private Ltd (India)
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): JM Morgan Stanley Retail Services Private Ltd (India)
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): JM Morgan Stanley Securities Private Ltd (India)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): John Hancock Funds, LLC
   B)    File Number: 8-43582

14.A)    Broker/Dealer Name (if any): Kotak Mahindra Capital Co.
   B)    File Number: 8-051740

14.A)    Broker/Dealer Name (if any): Marsh & McLennan Securities Corp.
   B)    File Number: 8-014652

14.A)    Broker/Dealer Name (if any): Marsh Insurance and Investments
   B)    File Number: 8-052349

14.A)    Broker/Dealer Name (if any): Mellon Financial Markets, LLC
   B)    File Number: 8-035255

14.A)    Broker/Dealer Name (if any): Mercer Allied Company, L.P.
   B)    File Number: 8-047739

14.A)    Broker/Dealer Name (if any): Mercer Securities
   B)    File Number: 8-050844

14.A)    Broker/Dealer Name (if any): Morgan Stanley & Co. Incorporated (New
         York)
   B)    File Number: 8-15869

14.A)    Broker/Dealer Name (if any): Morgan Stanley & Co Ltd (U.K.)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Asia Ltd (Hong Kong)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Bank AG (Germany)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Canada Ltd (Canada)
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): Morgan Stanley Dean Witter Australia Securities Ltd (Australia)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Distribution Inc. (New
         York)
   B)    File Number: 8-44766

14.A)    Broker/Dealer Name (if any): Morgan Stanley Distributors Inc.
   B)    File Number: 8-45262

14.A)    Broker/Dealer Name (if any): Morgan Stanley DW Inc. (New York)
   B)    File Number: 8-14172

14.A)    Broker/Dealer Name (if any): Morgan Stanley International Ltd (U.K.)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Japan Ltd (Tokyo)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Market Products Inc. (New
         York)
   B)    File Number: 8-37795

14.A)    Broker/Dealer Name (if any): Morgan Stanley Nippon Securities, Ltd
         (Tokyo)
   B)    File Number:

14.A)    Broker/Dealer Name (if any): Morgan Stanley Quilter Limited (U.K.)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Morgan Stanley Securities Ltd (U.K.)
   B)    File Number: n/a

14.A) Broker/Dealer Name (if any): Morgan Stanley SV SA (formerly AB Asesores) (Spain)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): MS Securities Services Inc. (New York)
   B)    File Number: 8-26804

14.A)    Broker/Dealer Name (if any): MSBC
   B)    File Number: 8-049852

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

14.A)    Broker/Dealer Name (if any): National Financial Services LLC (NFS)
   B)    File Number: 8-26740

14.A)    Broker/Dealer Name (if any): Nicholas-Applegate Securities LLC
   B)    File Number: 8-45406

14.A)    Broker/Dealer Name (if any): OCC Distributors LLC
   B)    File Number: 8-36893

14.A)    Broker/Dealer Name (if any): OptEx Services LLC
   B)    File Number: 8-51945

14.A)    Broker/Dealer Name (if any): PIMCO Advisors Distributors LLC
   B)    File Number: 8-41811

14.A)    Broker/Dealer Name (if any): Prime Dealer Services Corp. (New York)
   B)    File Number: 8-47025

14.A)    Broker/Dealer Name (if any): PT Bahana Pembinaan Usaha Indonesia
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Putnam Retail Management Limited
         Partnership
   B)    File Number:8-1306878

14.A)    Broker/Dealer Name (if any): Scudder Distributors, Inc.
   B)    File Number: 008-47765

14.A)    Broker/Dealer Name (if any): Scudder Financial Services, Inc.
   B)    File Number: 008-49521

14.A)    Broker/Dealer Name (if any): Scudder Investor Services, Inc.
   B)    File Number: 008-00298

14.A)    Broker/Dealer Name (if any): Signator Investors, Inc.
   B)    File Number: 8-13995

14.A)    Broker/Dealer Name (if any): SLK Global Markets Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): SLK Index Specialists, LLC
   B)    File Number: 8-44563

14.A)    Broker/Dealer Name (if any): SLK-Hull Derivatives, LLC
   B)    File Number: 8-51552

14.A)    Broker/Dealer Name (if any): Soundview Technology Group
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Spear, Leeds, Kellogg, L.P.
   B)    File Number: 8-000526

14.A)    Broker/Dealer Name (if any): Spear, Leeds & Kellogg (Singapore) Pte Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): Spear, Leeds & Kellogg Specialists, LLC
   B)    File Number: 8-49673

14.A)    Broker/Dealer Name (if any): State Street Bank and Trust Co. Sydney
   B)    File Number: n/a

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

14.A)    Broker/Dealer Name (if any): State Street Global Markets (Japan)
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): State Street Global Markets Canada, Inc.
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): State Street Global Markets Europe Ltd
   B)    File Number: n/a

14.A)    Broker/Dealer Name (if any): State Street Global Markets, LLC
   B)    File Number: 008-44744

14.A)    Broker/Dealer Name (if any): T. Rowe Price Services, Inc.
   B)    File Number: 8-25130

14.A)    Broker/Dealer Name (if any): Tradeweb LLC
   B)    File Number: 8-049994

14.A)    Broker/Dealer Name (if any): USAllianz Investor Services, LLC
   B)    File Number: 8-13630

14.A)    Broker/Dealer Name (if any): USAllianz Securities, Inc.
   B)    File Number: 801-56316

14.A)    Broker/Dealer Name (if any): Van Kampen Funds, Inc.
   B)    File Number: 8-19412

14.A)    Broker/Dealer Name (if any): Wave Securities
   B)    File Number: 8-50376

                                       6